Exhibit 10.4
July 10, 2009
Bank of America, N.A., as Collateral Agent
Mail Code: TX1-492-14-11
901 Main Street
Dallas, Texas 75202
Attention:      Ronaldo Naval

Re:	Intercreditor and Collateral Agency Agreement, dated as of September 10, 2008 among Bank of America, N.A., as Collateral Agent, Bank of America, N.A., as Administrative Agent on behalf of the Lenders, the Noteholders party thereto and the Term Loan Lender party thereto (the “Intercreditor Agreement”; capitalized terms used in this letter and not defined herein shall have the meaning given to them in the Intercreditor Agreement)
Gentlemen:
     This letter is given to you pursuant to Section 5.7 of the Intercreditor Agreement and evidences the consent of the undersigned Creditors for the Collateral Agent to release the Collateral Agent’s security interest in all assets of certain Subsidiaries of the Borrower and any equity interests owned by the Borrower or other Debtors in such Subsidiaries in connection with the sale of such assets and equity interests upon the sale of such assets as previously disclosed to the Creditors in the Company’s Second Quarter 2009 Update to the Lenders and Noteholders dated June 15, 2009 and June 19, 2009, respectively, and in connection with proposed amendments to the Bank Credit Agreement, the Note Agreements and the Term Loan Agreement to be dated on or about the date of this letter.

Sincerely yours,

BANK OF AMERICA, N.A., as Administrative Agent

Bartenstein, Irene Bertozzi [irene.bertozzi.bartenstein@bankofamerica.com]

By:	/s/ Irene Bertozzi Bartenstein
Name: Irene Bertozzi Bartenstein
Title: SVP

BANK OF AMERICA, N.A.

By:	/s/ Irene Bertozzi Bartenstein

Name: Irene Bertozzi Bartenstein
Title: SVP

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Brian P. Fox

Name: Brian P. Fox
Title: Vice President

NATIONAL CITY BANK OF PENNSYLVANIA

By:	/s/ Thomas S. Sherman

Name: Thomas S. Sherman
Title: SVP

CALYON NEW YORK BRANCH, in its capacity as a Lender and the Term Loan Lender

By:	/s/ Joseph Philbin Name: Joseph Philbin
Title: Director

By:	/s/ Blake Wright

Name: Blake Wright
Title: Managing Director

SUNTRUST BANK

By:	/s/ Robert M. Sander

Name: Robert M. Sander
Title: Vice President

FIFTH THIRD BANK

By:	/s/ Robert M. Sander Name: Robert M. Sander
Title: Vice President

COMERICA BANK

By:	/s/ Mark J. Leveille Name: Mark J. Leveille
Title: Vice President Comerica Bank

METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	METROPOLITAN LIFE INSURANCE COMPANY, ITS INVESTMENT MANAGER

By:	/s/ Judith A. Gulotta Name: Judith A. Gulotta
Title: Managing Director

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Roi G. Chandy Name: Roi G. Chandy
Title: Director

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd Name: Amy Judd
Title: Investment Officer

MONY LIFE INSURANCE COMPANY

By:	/s/ Amy Judd

Name: Amy Judd
Title: Investment Officer

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp., investment advisor

By:	/s/ Victoria Y. Chin

Name: Victoria Y. Chin
Title: Vice President

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Thomas M. Donohue

Name: Thomas M. Donohue
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Emeka O. Onukwugha

Name: Emeka O. Onukwugha
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Emeka O. Onukwugha

Name: Emeka O. Onukwugha
Title: Managing Director

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning Asset Management Company, as Investment Manager

By:	/s/ Samuel Otchere

Name: Samuel Otchere
Title: Vice President

CUNA MUTUAL INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By:	/s/ John W. Petchler

Name: John W. Petchler
Title: Managing Director, Private Placements

CUMIS INSURANCE SOCIETY, INC.

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By:	/s/ John W. Petchler

Name: John W. Petchler
Title: Managing Director, Private Placements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Richard A Strait

Name: Richard A Strait
Title: Its Authorized Representative

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Erin Morrissey

Name: Erin Morrissey
Title: Vice President

By:	/s/ Evelyn Thierry

Name: Evelyn Thierry
Title: Vice President